UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2012

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34867	75-2233445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 Sentry Parkway West Blue Bell, Pennsylvania	19422
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UniTek Global Services, Inc. (the “Company”) is filing this Amendment to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2012 (the “Prior 8-K”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 14, 2012, the Company and its wholly owned subsidiary, DirectSat USA, LLC (“DirectSat”), entered into an asset purchase agreement pursuant to which DirectSat purchased substantially all of the assets of Skylink LTD relating to its business of conducting video, internet and multi-dwelling unit fulfillment/installation for satellite television companies (the “Acquisition”).

On September 14, 2012, the Company filed the Prior 8-K to report, among other things, the Acquisition, as more thoroughly described therein. At the time of the filing of the Prior 8-K, certain financial statements were not available and, accordingly, were not filed with the Prior 8-K as permitted by Item 9.01 of Form 8-K. UniTek is filing this Amendment to the Prior 8-K to include those financial statements and the pro forma financial information required to be filed under Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The following financial statements of Skylink LTD are filed herewith. The financial statements are included in this Amendment as Exhibit 99.1 and Exhibit 99.2 hereto.

Exhibit 99.1 — Audited Financial Statements of Skylink LTD as of December 31, 2011 and 2010 and for the years then ended.

Exhibit 99.2 — Unaudited Financial Statements of Skylink LTD as of June 30, 2012 and 2011 and for the six-month periods then ended.

(b) Pro Forma Financial Information.

The following pro forma financial information of UniTek Global Services, Inc. is filed herewith. The pro forma financial information is included in this Report as Exhibit 99.3 hereto.

Exhibit 99.3 — Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2012 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2012 and for the year ended December 31, 2011, including notes thereto.

(d)  Exhibits.

23.1	Consent of Pry Professional Group
99.1	Audited Financial Statements of Skylink LTD as of December 31, 2011 and 2010 and for the years then ended.
99.2	Unaudited Financial Statements of Skylink LTD as of June 30, 2012 and 2011 and for the six-month periods then ended.
99.3

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2012 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2012 and for the year ended December 31, 2011, including notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: November 30, 2012	By:	/s/ Ronald J. Lejman
	Name:	Ronald J. Lejman
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Pry Professional Group
99.1	Audited Financial Statements of Skylink LTD as of December 31, 2011 and 2010 and for the years then ended.
99.2	Unaudited Financial Statements of Skylink LTD as of June 30, 2012 and 2011 and for the six-month periods then ended.
99.3

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2012 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2012 and for the year ended December 31, 2011, including notes thereto.